UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska                 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/14

Item 1.  Reports to Stockholders.

Annual Report

March 31, 2014

1-855-DRP-5155

(1-855-377-5155)

www.riskparadigmgroup.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

RPg Diversified Risk Parity Fund 2014 Annual Letter to Shareholders

The fiscal year for the RPg Diversified Risk Parity Fund was a solid one as the portfolio responded well to the changing landscape of government policy, the macroeconomic environment, and geopolitical headlines. Correlation among individual securities remained at or near record high levels, and the dispersion at the sector and factor levels persisted. This environment is ideal for a strategy which relies on sectors and factors for its risk exposures.  The DRP Fund (“DRP”) returned 6.33% (institutional share at NAV) for the fiscal year, compared to 5.85% for the HFRI Fund of Funds composite index.

With a target of risk parity, we were pleased with the performance of our US Equity allocation as the fund remained in the positions for the entire fiscal year.  DRP’s focus on diversification leaves the fund structurally underweight in equity and equity-like risk factors.  However, DRP benefitted from our RMBS positions in the fixed income allocation, and our methodology had us out of commodities for the entire year.  Although this diversity limits the near-term downside volatility, it will also limit the near-term upside, especially in years when so few asset classes drive the markets higher.

As we closed out the fiscal year for the Fund, DRP’s performance was due mostly to our allocation to U.S. Mortgage backed securities and non-correlated fixed income positions. Detractors to the year were EM equities, but at many levels, EM appears to have a relative value when compared to other risk-oriented securities like those equities in the developed world.  In aggregate, our dynamic design allows us to be more opportunistic and more patient with our over-all strategy.

The Fund is a global portfolio and the biggest contributors to performance were the equity components of our strategy.  Equities in the U.S., Europe and Asia contributed positive performance, and the Mortgage Backed Securities (MBS) positions we built over the year was resistant to the rising interest rate environment and generated significant cash flow for the fund.  This has allowed the portfolio to behave as we would expect it to behave given the cash-flow those positions are generating to compliment the risk-oriented positions in the portfolio.  The Fund seeks parity within the major risk factors of growth, inflation and risk and that has remained consistent from the inception of the DRP Fund.

While 2013 was a good and positive year for risk markets, the equity ownership within the private client segment is still very low as evidenced by the enormous cash levels at the close of Q1 2014. We believe the Fund sits in a very good position – we have real-time transparency and liquidity in our holdings, a diligent process for finding the best places to invest and our cash-flow generative strategies are providing a positive monthly return stream and diversification benefits.

We continue to believe the opportunity set is ripe for investors, with the fund having flexible capital to deploy and a diligent process for finding the best places to invest.  Our tactical approach to all asset classes gives us tremendous insight into the health of the real economy around the globe. The first quarter of 2014 delivered some surprises, but most importantly to us, the strategies we thought would deliver solid and consistent performance continued to do that, and where we have equity risk throughout the portfolios, we are doing so with explicit risk controls.

Sincere regards,

RPg Asset Management

David M. Gatti, CEO/CIO

1119-NLD-6/5/2014

Diversified Risk Parity Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for the period ending March 31, 2014, compared to its benchmarks:

	One Year	Since Inception **
Diversified Risk Parity Fund - Class A	6.13%	(2.24)%
Diversified Risk Parity Fund - Class A (with load of 5.75%)	0.00%	(4.16)%
Diversified Risk Parity Fund - Class I	6.33%	(1.80)%
HFRI Fund of Funds Composite Index ***	5.85%	2.31%
S&P 500 Total Return Index ****	21.86%	14.82%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized. Per the fee table in the July 29, 2013 prospectus, the Fund's total annual operating expense ratio for Class A and Class I is 3.29% and 3.03%, respectively. For performance information current to the most recent month-end, please call 1-855-377-5155.

** Inception date is April 11, 2011.

*** The HFRI Fund of Funds Composite Index is a performance index with 650 constituent funds. All have a minimum of $50 Million in assets and/or 12 month track record. The index is calculated three times per month and are equal-weight for a more general picture of performance. You cannot invest directly in an index.

**** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. The Index is widely used by professional investors as a performance benchmark for Large-Cap stocks. You cannot invest directly in an index.

Portfolio Composition by Industry as of March 31, 2014	% of Net Assets
Asset Backed Securities	24.8%
Emerging Market	14.4%
Energy	12.9%
Collateralized Mortgage Obligations	10.8%
Country Fund	6.0%
Utilities	5.4%
Consumer - Defensive	5.4%
Global Equity	4.5%
Financial Services	3.7%
Technology	3.6%
Other*	9.4%
Cash & Cash Equivalents	-0.9%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

* Other represents less than 3.6% in the following industries: Commercial Mortgage Backed Securities, Consumer - Cyclical, Health & Biotechnology, Industrials and Natural Resources.

Diversified Risk Parity Fund
PORTFOLIO OF INVESTMENTS
March 31, 2014

Shares				Value
	EXCHANGE TRADED NOTES & FUNDS - 64.8%
	EQUITY FUNDS - 64.8%
	CONSUMER - CYCLICAL - 1.7%
3,700	Consumer Discretionary Select Sector SPDR Fund			$ 239,464

	CONSUMER - DEFENSIVE - 5.4%
17,900	Consumer Staples Select Sector SPDR Fund			770,774

	COUNTRY FUNDS - 6.0%
9,000	iShares MSCI Canada ETF			265,950
6,400	iShares MSCI Indonesia ETF			176,896
28,700	iShares MSCI Japan ETF			325,171
2,000	iShares MSCI Turkey ETF			97,360
				865,377
	EMERGING MARKET - 14.4%
9,500	EGShares Emerging Markets Consumer ETF			252,035
1,100	EGShares Low Volatility Emerging Markets Dividend ETF			17,754
9,000	iShares MSCI All Country Asia ex Japan ETF			531,810
12,900	iShares MSCI Emerging Markets ETF			528,771
4,700	iShares MSCI Malaysia ETF			73,555
2,000	iShares MSCI Mexico Capped ETF			127,900
3,100	iShares MSCI Philippines ETF			105,772
3,400	iShares MSCI Poland Capped ETF			102,170
1,500	iShares MSCI Thailand Capped ETF			109,050
1,609	Market Vectors Egypt Index ETF			107,240
2,300	WisdomTree Emerging Markets SmallCap Dividend Fund			107,111
				2,063,168
	ENERGY - 12.9%
14,500	Alerian MLP ETF			256,070
8,600	Energy Select Sector SPDR Fund			765,916
16,100	First Trust North American Energy Infrastructure Fund			390,908
9,200	JPMorgan Alerian MLP Index ETN			428,168
				1,841,062
	FINANCIAL SERVICES - 3.7%
6,400	iShares US Financials ETF			523,264

	GLOBAL EQUITY - 4.5%
6,700	iShares Europe ETF			323,476
5,600	iShares MSCI ACWI ETF			325,584
				649,060
	HEALTH & BIOTECHNOLOGY - 1.7%
1,900	iShares U.S. Healthcare ETF			233,757

	INDUSTRIALS - 2.6%
3,700	iShares U.S. Industrials ETF			372,257

	NATURAL RESOURCES - 2.9%
8,900	Materials Select Sector SPDR Fund			420,792

	TECHNOLOGY - 3.6%
5,700	iShares U.S. Technology ETF			519,042

	UTILITIES - 5.4%
18,700	Utilities Select Sector SPDR Fund			775,302

	TOTAL EXCHANGE TRADED NOTES & FUNDS (Cost - $8,671,431)			9,273,319

See accompanying notes to financial statements.

Diversified Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 24.8%
$ 238,746	ABFC 2004-OPT2 Trust (a)	1.9543	4/25/2033	$ 211,752
85,016	Ameriquest Mortgage Securities, Inc. Series 2003-9 (a)	3.1543	9/25/2033	79,185
98,185	Asset Backed Securities Corp. Home Equity Loan Trust Series 2002-HE1 (a)	2.6300	3/15/2032	96,913
101,933	Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6 (a)	2.6293	11/25/2033	87,256
238,345	Credit-Based Asset Servicing and Securitization LLC (a)	1.8793	7/25/2035	218,471
325,296	Home Equity Asset Trust (a)	2.1043	10/25/2034	277,949
140,837	Home Equity Asset Trust (a)	2.2543	4/25/2034	131,314
202,737	Home Equity Asset Trust (a)	2.3043	3/25/2034	185,868
214,537	Long Beach Mortgage Loan Trust 2003-2 (a)	3.0043	6/25/2033	163,103
67,351	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1 (a)	2.3293	7/25/2034	51,858
216,077	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5 (a)	2.1043	7/25/2035	202,122
194,887	Morgan Stanley ABS Capital I Inc. Trust 2004-NC4 (a)	3.1543	4/25/2034	187,830
163,413	Morgan Stanley ABS Capital I Inc. Trust 2004-NC7 (a)	1.8793	7/25/2034	139,363
193,487	New Century Home Equity Loan Trust Series 2003-4 (a)	3.2293	10/25/2033	181,180
223,793	NovaStar Mortgage Funding Trust Series 2003-3 (a)	2.6293	12/25/2033	213,087
61,335	NovaStar Mortgage Funding Trust Series 2003-3 (a)	3.1543	12/25/2033	61,065
48,119	Option One Mortgage Acceptance Corp. Asset Backed Certificates Ser 2003-3 (a)	3.1543	6/25/2033	46,112
135,664	Saxon Asset Securities Trust 2002-1 (a)	1.9543	11/25/2031	112,110
70,637	Specialty Underwriting & Residential Finance Trust Series 2004-BC4 (a)	1.3543	10/25/2035	57,005
82,189	Structured Asset Investment Loan Trust 2003-BC3 (a)	3.0793	4/25/2033	81,934
104,246	Structured Asset Investment Loan Trust 2003-BC13 (a)	2.7793	11/25/2033	93,093
238,913	Structured Asset Investment Loan Trust 2004-7 (a)	1.2793	8/25/2034	201,320
190,827	Structured Asset Securities Corp. 2005-WF1 (a)	0.8893	2/25/2035	163,676
133,572	Structured Asset Securities Corp. 2005-WF1 (a)	2.0593	2/25/2035	122,151
193,815	Structured Asset Securities Corp. 2005-WF1 (a)	2.2093	2/25/2035	182,247

	TOTAL ASSET BACKED SECURITIES (Cost - $3,426,769)			3,547,964

	U.S. GOVERNMENT AGENCIES - 9.3%
	COLLATERALIZED MORTGAGE OBLIGATIONS - 9.3%
1,207,130	Fannie Mae REMICS 2002-77 Class JS (a)	7.8436	12/18/2032	254,584
983,592	Fannie Mae REMICS 2002-77 Class SA (a)	7.8436	12/18/2032	209,407
842,517	Fannie Mae REMICS 2007-55 Class ES (a)	5.8458	6/25/2037	104,897
936,023	Fannie Mae REMICS 2008-73 Class SC (a)	5.8458	8/25/2038	115,973
740,081	Freddie Mac REMICS 2457 Class JC (a)	7.0450	6/15/2032	102,218
330,416	Freddie Mac REMICS 3147 Class LS (a)	6.4950	4/15/2036	51,515
531,523	Freddie Mac REMICS 3225 Class HY (a)	5.8350	10/15/2036	81,088
210,385	Freddie Mac REMICS 3385 Class SN (a)	5.8450	11/15/2037	25,435
1,221,612	Freddie Mac REMICS 4104 Class PI	3.5000	12/15/2041	205,874
1,126,173	Government National Mortgage Association (a)	5.5000	4/16/2039	173,551

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $1,118,041)			1,324,542

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%
211,296	CHL Mortgage Pass-Through Trust 2003-2 (Cost - $210,629)	5.5000	3/25/2033	211,215

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
100,000	Banc of America Merrill Lynch Commercial Mortgage, Inc. (b) (Cost - $83,734)	4.8660	7/10/2043	74,030

Shares
	SHORT-TERM INVESTMENT - 12.2%
	MONEY MARKET FUND - 12.2%
1,748,530	BlackRock Liquidity Funds T-Fund Portfolio (Cost - $1,748,530)			1,748,530

	TOTAL INVESTMENTS - 113.1% (Cost - $15,259,134) (c)			$ 16,179,600
	OTHER ASSETS LESS LIABILITIES - NET - (13.1)%			(1,869,350)
	TOTAL NET ASSETS - 100.0%			$ 14,310,250

(a) Floating rate security.
(b) Variable rate security.
(c) Represents cost for financial reporting purposes. The cost for federal income tax purposes is $15,324,915 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation			$ 1,051,534
	Unrealized depreciation			(196,849)
	Net unrealized appreciation			$ 854,685

See accompanying notes to financial statements.

Diversified Risk Parity Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

ASSETS
Investment securities:
At cost	$ 15,259,134
At value	$ 16,179,600

Interest receivable	22,478
Receivable for fund shares sold	595
Prepaid expenses and other assets	4,516
TOTAL ASSETS	16,207,189

LIABILITIES
Payable for securities purchased	1,880,505
Advisory fees payable	2,247
Fees payable to other affiliates	1,451
Distribution (12b-1) fees payable	3
Accrued expenses and other liabilities	12,733
TOTAL LIABILITIES	1,896,939
NET ASSETS	$ 14,310,250

Net Assets Consist Of:
Paid in capital	$ 13,453,196
Accumulated undistributed net investment income	8,912
Accumulated net realized loss from security transactions	(72,324)
Net unrealized appreciation of investments	920,466
NET ASSETS	$ 14,310,250

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 13,425
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,436

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share
$ 9.35
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$ 9.92

Class I Shares:
Net Assets	$ 14,296,825
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,528,017

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 9.36

See accompanying notes to financial statements.

Diversified Risk Parity Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

INVESTMENT INCOME
Interest	$ 362,277
Dividends	131,404
TOTAL INVESTMENT INCOME	493,681

EXPENSES
Investment advisory fees	236,825
Distribution (12b-1) fees:
Class A	287
Administrative services fees	48,116
Transfer agent fees	41,985
Accounting services fees	33,089
Registration fees	24,999
Audit fees	20,695
Legal fees	17,760
Compliance officer fees	11,119
Printing and postage expenses	7,311
Custodian fees	7,245
Trustees' fees and expenses	9,472
Non 12b-1 shareholder service fees	2,518
Insurance expense	1,090
Other expenses	2,320
TOTAL EXPENSES	464,831

Less: Fees waived by the Advisor	(175,904)

NET EXPENSES	288,927

NET INVESTMENT INCOME	204,754

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	(98,432)
Affiliated investments	32,297
Net realized loss from investments	(66,135)

Net change in unrealized appreciation (depreciation) from:
Unaffiliated investments	765,165
Affiliated investments	4,520

Net change in unrealized appreciation from investments	769,685

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	703,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 908,304

See accompanying notes to financial statements.

Diversified Risk Parity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 31,
	2014	2013
FROM OPERATIONS
Net investment income (loss)	$ 204,754	$ (281,774)
Net realized loss from security transactions and swap contracts	(66,135)	(598,965)
Net change in unrealized appreciation (depreciation)
of investments	769,685	233,037
Net increase (decrease) in net assets resulting from operations	908,304	(647,702)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(195,842)	-
Net decrease in net assets from distributions to shareholders	(195,842)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	-	342,432
Class I	4,300,462	4,492,658
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class I	50,216	-
Payments for shares redeemed:
Class A	(475,012)	(453,155)
Class I	(4,417,452)	(11,047,492)
Net (decrease) in net assets from shares of beneficial interest	(541,786)	(6,665,557)

TOTAL INCREASE (DECREASE) IN NET ASSETS	170,676	(7,313,259)

NET ASSETS
Beginning of Period	14,139,574	21,452,833
End of Period *	$ 14,310,250	$ 14,139,574
* Includes undistributed net investment income of:	$ 8,912	$ -

SHARE ACTIVITY
Class A:
Shares Sold	-	37,472
Shares Redeemed	(53,492)	(49,842)
Net decrease in shares of beneficial interest outstanding	(53,492)	(12,370)

Class I:
Shares Sold	473,094	494,584
Shares Reinvested	5,506	-
Shares Redeemed	(482,797)	(1,220,647)
Net decrease in shares of beneficial interest outstanding	(4,197)	(726,063)

See accompanying notes to financial statements.

Diversified Risk Parity Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Year Ended	Period Ended
	March 31,		March 31,	March 31,
	2014		2013	2012 (1)

Net asset value, beginning of period	$ 8.81		$ 9.14	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.00)	(3)(4)	(0.17)	(0.19)
Net realized and unrealized gain (loss) on investments	0.54		(0.16)	(0.67)
Total from investment operations	0.54		(0.33)	(0.86)

Net asset value, end of period	$ 9.35		$ 8.81	$ 9.14

Total return (5)	6.13%		(3.61)%	(8.60)%	(6)

Net assets, end of period (000s)	$ 13		$ 484	$ 615

Ratio of gross expenses to average net assets (7, 8)	3.39%		3.20%	2.73%	(9)
Ratio of net expenses to average net assets (8)	2.20%		2.20%	2.20%	(9)
Ratio of net investment loss to average net assets (8)	(0.04)%		(1.89)%	(2.16)%	(9)

Portfolio Turnover Rate	320%		99%	600%	(6)

(1) The Diversified Risk Parity Fund commenced operations on April 11, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Net investment loss per share in this caption does not reconcile with the aggregate net investment income in the Statement of Operations due to share transactions for the period.
(4) Amount represents less than $0.005.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.
(6) Not annualized.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9) Annualized.

See accompanying notes to financial statements.

Diversified Risk Parity Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
	2014	2013	2012 (1)

Net asset value, beginning of period	$ 8.91	$ 9.23	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.13	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investments	0.43	(0.17)	(0.61)
Total from investment operations	0.56	(0.32)	(0.77)

Less distributions from:
Net investment income	(0.11)	-	-

Net asset value, end of period	$ 9.36	$ 8.91	$ 9.23

Total return (3)	6.33%	(3.47)%	(7.70)%	(4)

Net assets, end of period (000s)	$ 14,297	$ 13,656	$ 20,838

Ratio of gross expenses to average net assets (5,6)	3.14%	2.94%	3.41%	(7)
Ratio of net expenses to average net assets (6)	1.95%	1.95%	1.95%	(7)
Ratio of net investment income (loss) to average net assets (6)	1.39%	(1.65)%	(1.76)%	(7)

Portfolio Turnover Rate	320%	99%	600%	(4)

(1) The Diversified Risk Parity Fund commenced operations on April 11, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7) Annualized.

See accompanying notes to financial statements.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.

ORGANIZATION

The Diversified Risk Parity Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Statutory trust of the State of Delaware formed on January 19, 2005, that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s primary investment objective is capital appreciation with lower volatility than broad equity markets. The Fund commenced operations on April 11, 2011.

The Fund currently offers Class A shares and Class I shares. Class C shares of the Fund are currently not available. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an accounting firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of March 31, 2014 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 9,273,319	$ -	$ -	$ 9,273,319
Asset Backed Securities	-	3,547,964	-	3,547,964
U.S. Government Agencies	-	1,324,542	-	1,324,542
Non-Agency Collateralized Mortgage Obligations	-	211,215	-	211,215
Commercial Mortgage Backed Securities	-	74,030	-	74,030
Money Market Fund	1,748,530	-	-	1,748,530
Total	$ 11,021,849	$ 5,157,751	$ -	$ 16,179,600

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2012 and 2013, or expected to be taken in the Fund’s March 31, 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $45,806,690 and $42,066,164, respectively.

4.  INVESTMENT ADVISORY AGREEMENT

Risk Paradigm Group, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets. For the year ended March 31, 2014, the Advisor earned management fees totaling $236,825.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund Officers and Trustees, and contractual indemnification of Fund service providers) do not exceed 2.20% and 1.95% of the daily average net assets attributable to the Class A and Class I shares, respectively.  For the year ended March 31, 2014, the Advisor waived fees in the amount of $175,904.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A and Class I shares are subsequently less than 2.20% and 1.95%, respectively, of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.20% and 1.95% of average daily net assets for Class A and Class I shares, respectively. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 2.20% and 1.95%, respectively, of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Pursuant to the Waiver Agreement, the following amounts are subject to recapture by the Advisor until the following dates:

3/31/2015    $138,854

3/31/2016    $169,266

3/31/2017    $175,904

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 for each of the Fund’s Class A and Class C Shares (each a “Plan” or collectively, the “Plans”).  The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of the 12b-1 expenses incurred. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. The Distributor is an affiliate of GFS. During the year ended March 31, 2014, the Distributor did not receive underwriting commissions for sales of Class A shares. Class C shares are not currently available for sale.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5. INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   As of March 31, 2014, there were no affiliated companies. Transactions during the year with companies which are affiliates are as follows:

CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value-End of Year
268461803	EGShares Technology GEMS ETF	$ 159,480	$ 320,643	$ 529,143	$ 46,635	$ 2,385	$ -
268461878	EGShares Utilities GEMS ETF	175,100	172,880	335,777	(14,338)	2,135	-
	TOTAL	$ 334,580	$ 493,523	$ 864,920	$ 32,297	$ 4,520	$ -

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

6.  INCOME TAXES, DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

For fiscal years ended March 31, 2013 and March 31, 2012, the Fund was taxed as a Corporation and not as a RIC under Subchapter M of the Internal Revenue Code. During these tax year ends, the Fund opted to record a valuation allowance against its deferred tax asset as it was the Advisor’s intention to have the Fund qualify as a RIC under Subchapter M of the Internal Revenue Code for the current fiscal year and all future years. The Fund had a net loss for both year ends and consequently did not incur any tax liability.

The tax character of distributions paid during the year ended March 31, 2014 was as follows:

Fiscal Year Ended
March 31, 2014
Ordinary Income	$ 195,842
Long-Term Capital Gain	-
$ 195,842

There were no distributions paid during the year ended March 31, 2013.

As of March 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 8,912	$ -	$ (6,543)	$ -	$ -	$ 854,685	$ 857,054

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions are primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred such capital losses of $8,951, however it elected not to defer this amount.

At March 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Expiring FYE	Short-Term	Long-Term	Total
Non-expiring	$ 6,543	$ -	$ 6,543

Capital loss carry forwards, which were incurred during the periods when the Fund was taxed as a Corporation are not available for use to the Fund as a qualifying RIC and have been reclassed to paid-in capital.

Permanent book and tax differences, primarily attributable to disallowed capital losses carry forwards incurred while the Fund was taxed as a Corporation, resulted in reclassification for the year ended March 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (259,972)	$ -	$ 259,972

Diversified Risk Parity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

7.  SUBSEQUENT EVENTS

Subsequent events after the date of the statement of assets and liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Diversified Risk Parity Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Diversified Risk Parity Fund (the “Fund”), a series of Northern Lights Fund Trust, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diversified Risk Parity Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 30, 2014

Diversified Risk Parity Fund

Expense Example (Unaudited)

March 31, 2014

As a shareholder the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	10/1/2013	3/31/2014	10/1/13 – 3/31/14
Class A	2.20%	$1,000.00	$1,024.70	$11.24
Class I	1.95%	$1,000.00	$1,050.30	$9.97

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	10/1/2013	3/31/2014	10/1/13 – 3/31/14
Class A	2.20%	$1,000.00	$1,013.96	$11.05
Class I	1.95%	$1,000.00	$1,015.21	$9.80

*     Expenses paid during the period are equal to the average account value over the period multiplied by the annualized expense ratio, multiplied by the number of days in the fiscal year (365) divided by the number of days in the period (182).

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Diversified Risk Parity Fund and RPg Emerging Market Sector Rotation Fund* (Adviser-Risk Paradigm Group, LLC)

 In connection with the regular meeting held on March 26-27, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Risk Paradigm Group, LLC  (the “Risk Paradigm”) and the Trust, with respect to the Diversified Risk Parity Fund (“Diversified”) and RPg Emerging Market Sector Rotation Fund (“RPg”) (Diversified and RPg are each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Risk Paradigm was founded in 2010 and manages approximately $360 million in assets, providing investment advisory and management services to high net worth individuals, families, businesses, charities, foundations, and endowments looking for exposure to traditional and alternative investments in a manner that targets returns while managing volatility and risk.  The Board reviewed the background information on the key investment personnel who are responsible for servicing the Funds and noted the investment team has diverse experience and expertise in strategy origination, trading, business development, compliance, operations, accounting, and technology. The Trustees noted that RPg utilizes a proprietary quantitative algorithm that is momentum and volatility based that evaluates nine sectors to determine which sectors are forecasted for positive trends and which sectors are forecasted to be negative.  The Trustees noted that effective April 1, 2014, the adviser and sub-adviser mutually agreed to terminate the sub-advisory agreement and the adviser will provide 100% of the signals based on its own quantitative algorithm.  The Trustees considered that for Diversified, the adviser concentrates its research efforts on neutralizing three risk factors (economic growth, inflation, and volatility of returns) to create a diversified global portfolio of varying asset classes that prioritizes capital preservation during down markets and participation in upward markets. The Board noted that while not all strategy risks can be eliminated, the adviser explained that since the strategy is model-based, the main risk is receiving, analyzing, and interpreting the data for the model to produce the investment signals, and any sudden extreme market movement which could cause a delay in the model recognizing the signals which can cause an under-performance.  The Trustees considered the adviser’s explanation that the model has the ability to go to cash systematically which could reduce downside risk.  The Trustees noted that the adviser has an investment committee that meets regularly to conduct internal investment oversight of the portfolios and models in an attempt to mitigate portfolio risk.  They also noted that the adviser monitors compliance with the Funds’ investment limitations and guidelines using spreadsheets populated daily with various ETF data that are reviewed prior to executing trades and completes quarterly compliance checklists.  The Board noted that the adviser utilizes an outside compliance consultant for assistance with regulatory compliance.  The Board reviewed

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

the adviser’s broker-dealer selection process and noted that there are several broker-dealer relationships with each having a specific purpose based on its area of expertise along with best execution. They noted that there have been no material compliance or litigation issues reported since the last advisory contract approval.  The Trustees concluded that the adviser is still a relatively young firm that is maturing responsibly and looking for operational efficiencies, especially with respect to improving Fund distribution, for which the Board expressed its appreciation.  The Board also acknowledged the adviser’s focus on risk management and protecting capital while employing hedge fund type strategies, which can be a complex combination.  The Board concluded the adviser has the potential to continue to provide quality service to the Funds and their shareholders.

Performance.

Diversified. The Trustees evaluated the performance of Diversified, noting that the Fund was ranked in the top 18th percentile of its Morningstar category for the past year.  The Trustees noted that since inception, the Fund lagged its peer group, the Fund’s Morningstar category and the benchmark.  The Trustees considered that during the past year, the Fund improved and with one year returns of 6.43%, outperformed the peer group (-0.42%) and Morningstar category (4.14%), while slightly lagging the benchmark (8.74%).  Reviewing the MPT statistics for the Fund, the Trustees noted that, since inception, the Fund exhibited a higher standard deviation and Sharpe ratio than comparison groups, which the Trustees acknowledged indicated that the Fund was achieving less return per unit of risk. However, in the last year, the Trustees noted that the Fund exhibited significant improvement with respect to these three statistics.  Based on these factors, the Trustees concluded that the adviser has more recently shown the ability to meet the Fund’s objectives and that the Fund’s performance is acceptable.

RPg.  The Trustees evaluated the performance of RPg, noting that the Fund was ranked in the 53rd percentile of its Morningstar category for the past year.  The Trustees noted that since inception, the Fund lagged its peer group, the Fund’s Morningstar category and the benchmark, all by approximately 2% to 3% per year.  The Trustees considered that during the past year, the Fund lagged comparison groups even more significantly.  The Trustees noted that the adviser and subadviser agreed to terminate their relationship and that the adviser will implement its own proprietary strategy with the intent of improving performance.  The Trustees noted that the Fund did not meet its objective of capital appreciation with less volatility than the benchmark; rather, the Fund underperformed and exhibited more volatility (based on reported standard deviation) than the benchmark.  Based on the subadviser’s termination and the adviser’s willingness to report back to the Board within several months to review performance, the Board was satisfied with the Fund’s performance.

Fees and Expenses.

Diversified.  The Trustees evaluated the fees and expenses of the Fund.  The Trustees noted that the adviser charged a fee of 1.60% (0.30% after waiver), which represented a fee that was at the top of the range for the peer group but below the Morningstar category average.  The Trustees also noted that the Fund’s net expense ratio of 2.21% was above the average for the peer group and Morningstar category, as well as higher than the top of the peer group range.  The Trustees considered that the chosen peer group included a number of very large funds and the adviser’s representation that the approach required more active management than some of the peer funds.  Based on these factors, the Trustees concluded that the fees and expenses were reasonable.

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

RPg.   The Trustees evaluated the fees and expenses of the Fund.  They noted the adviser’s fee of 1.10% (0% after waiver) was higher when compared with the peer group average fee of 0.93% and range of 0.50% to 1.20%.  The Trustees considered the average fee of the Fund’s Morningstar category (1.00%) was lower than the management fee, but that the management fee was within the category’s range of 0.02% to 2.00%.  The Trustees also considered the adviser’s representation that the adviser’s fee was comparable with fees charged by competitors from very large fund complexes.  The Trustees noted the Fund’s expense ratio of 1.97% was higher than the peer group and Morningstar average but within the range for the Morningstar category.  The Trustees also noted the adviser’s representation that its fees were higher than some competitors due to its active management style and particular methodologies.  Based on these factors, the Trustees concluded that the fees and expenses associated with the Fund were reasonable.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of each Fund.  They noted that the adviser indicated its willingness to discuss the matter with the Board as the Fund grows, and that the adviser represented that it anticipates realizing economies of scale once each Fund reaches $100 million in assets.  The Trustees further noted that based on projected assets of each Fund as reported by the adviser, it did not appear that significant economies of scale would be achieved before the next renewal.  The Trustees agreed that in light of the adviser’s willingness to consider breakpoints as the Fund grows, the absence of breakpoints at this time was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by the adviser.  They noted that the adviser reported that it realized no profit with respect to RPg and a very modest profit with respect to Diversified.   They considered the likely impact on profitability due to termination of the relationship with F-Squared as compared to the cost of the adviser running its own algorithm.  The Trustees concluded that the adviser's profits were not excessive based on the services provided to each of the Funds.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of RPg Emerging Market Sector Rotation Fund and Diversified Risk Parity Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	102

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	102	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (Since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	127

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	127	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	102	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	102	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Diversified Risk Parity Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	102	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-377-5155.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

                                                                                                                                                Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-377-5155 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-377-5155

INVESTMENT ADVISOR

Risk Paradigm Group, LLC

5900 Southwest Parkway

Building 5, Suite 500

Austin, TX 78735

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $7,000

2013 - $14,500

2014 - $14,500

(b)

Audit-Related Fees

2012 – None

2013 – None

(c)

Tax Fees

2012 – $2,000

2013 - $2,500

2014 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2013 – None

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

2014

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,000

2013 - $2,500

2014 - $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/05/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/05/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/05/14